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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2000

                WINTHROP CALIFORNIA INVESTORS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



          Delaware                   0-14536                   04-2869812
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     (State or other              (Commission                (IRS Employer
     jurisdiction of              File Number)               Identification No.)
     incorporation)


Five Cambridge Center, 9th Floor, Cambridge, MA                            02142
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number including area code: (617) 234-3000

Former name or former address, if changed since last report: Not applicable.


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Item 5.  Other Events.

The Registrant recently received copies of the audited financial statements of Crow Winthrop Development Limited Partnership (the "Development Partnership"), a limited partnership in which the Registrant holds a 25% limited partnership interest, for the years ended December 31, 1998 and 1997. Due to a number of disputes between the Registrant and the general partner of the Development Partnership, the Registrant had not previously been provided with these financial statements.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99. Audited Financial Statements of Crow Winthrop Development Limited Partnership for the years ended December 31, 1998 and 1997.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WINTHROP CALIFORNIA INVESTORS LIMITED
                                    PARTNERSHIP

                                    By:  Winthrop Financial Associates,
                                         A Limited Partnership, as
                                         Managing General Partner


                                         By: /s/ Michael L. Ashner
                                             ---------------------------
                                                 Michael L. Ashner
                                                 Chief Executive Officer


DATED:  January 10, 2000


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                                  EXHIBIT INDEX


                  Exhibit                                                Page
                  -------                                                ----

99.      Audited Financial Statements of Crow Winthrop Development        5
         Limited Partnership for the years ended December 31, 1998 and 1997.


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